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                                                                    EXHIBIT 10.1

                         SECOND AMENDMENT TO AMENDED AND
                             RESTATED LOAN AGREEMENT

Dated as of:      April 2, 2003
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Parties:          Lithia Financial Corporation                           ("LFC")

                  Lithia Motors, Inc.                                    ("LMI")

                  Lithia Aircraft, Inc.                                  ("LAI")

And:              U.S. BANK NATIONAL ASSOCIATION                      ("Lender")

      This Agreement amends the Amended and Restated Loan Agreement between the parties and Lithia Salmir, Inc. dated as of December 28, 2001, as amended by agreement dated January 31, 2003 (collectively, the "Loan Agreement").

      For valuable consideration, the parties agree as follows:

      1.    AMENDMENTS TO LOAN AGREEMENT.

            1.1 The definitions of the following terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following:

                  "Loan Party" means LFC, LMI or LAI.

                  "Maximum Revolving Loan Amount" means, as of any date of determination, an amount equal to $35,000,000 minus the then outstanding aggregate principal balance of the Term-Out Notes.

                  "Permitted Acquisition" means an acquisition permitted by
      Section 9.10(c) of the Credit Agreement among Lithia Motors, Inc., various lenders and DaimlerChrysler Services North America LLC, as Agent, dated February 25, 2003.

                  "Revolving Loan Termination Date" means January 31, 2005.

            1.2 Section 3.1 of the Loan Agreement is deleted and replaced with the following:

            3.1 MAXIMUM AMOUNT. Subject to the terms and conditions of this Agreement, Lender agrees to make loans to LFC and LAI (who shall be jointly and severally liable) from time to time on a revolving credit basis (each a "Revolving Advance", collectively, "Revolving Loans"), provided that the principal balance of the New Revolving Note shall at no time exceed the lesser of (a) the Maximum Revolving Loan Amount or (b) the amount required to maintain compliance with Section 9.1.7. The availability of Revolving Advances shall terminate on the Revolving Loan Termination Date.

            1.3 Section 3.3 of the Loan Agreement is deleted and replaced with the following:


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            3.3   NEW REVOLVING NOTE

                  3.3.1 NOTE. The Revolving Loans shall be evidenced by a promissory note executed by LFC and LAI in the principal amount of $35,000,000, substantially in the form attached as Exhibit A ("New Revolving Note"). The Revolving Loans shall be subject to all terms and conditions of the New Revolving Note and of this Agreement.

                  3.3.2 INTEREST. Interest on the unpaid principal balance of the New Revolving Note shall be due and payable at the times and at the rates set forth in the New Revolving Note.

                  3.3.3 PRINCIPAL PAYMENTS. The principal balance of the New Revolving Note shall be due and payable on January 31, 2005.

                  3.3.4 REQUESTS FOR REVOLVING ADVANCES. Whenever LFC wishes to request a Revolving Advance, it shall give Lender notice thereof in accordance with the provisions of the New Revolving Note.

            1.4 The last sentence of Section 3.4.1 is deleted and replaced with the following:

      Each Term-Out Loan shall be in the minimum principal amount of $5,000,000. The sum of the principal balance of the New Revolving Note plus the aggregate principal balance of all Term-Out Notes shall at no time exceed $35,000,000, or if less, the amount required to maintain compliance with
      Section 9.1.7.

            1.5 Section 9.1.5 of the Loan Agreement is deleted and replaced with the following:

            9.1.5 MINIMUM TANGIBLE NET WORTH. The sum of (a) LFC's Tangible Net Worth plus the principal balance, up to a maximum of $4,500,000, of loans made by LFC to its affiliates (excluding any amounts owed by such affiliates to LFC under leases between LFC and such affiliates) shall not be less than $10,000,000.

            1.6 The following is added to the Loan Agreement as Section 9.1.7 thereof:

            9.1.7 BORROWING BASE AMOUNT. The Borrowing Base Amount shall at all times be at least equal to 110% of the sum of the then outstanding principal balance of the New Revolving Note and the aggregate principal balance of the Term Notes.

            As used herein:

            "Borrowing Base Amount" means an amount equal to the sum of (i) 80% of LFC's cash minus book overdraft, if any; plus (ii) 80% of the net book value of aircraft owned by LAI; plus (iii) 90% of the net book value of LFC's inventory of vehicles leased by LFC to third parties; plus (iv) 90% of the net book value LFC's inventory of used vehicles (excluding amounts included in clause (iii)); plus (v) 70% of accounts owed to LFC by Persons other than LAI, which are not more than 90 days past due; (vi) plus 40% of the net book value of LFC's equipment.


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            1.7   Exhibit A to the Loan Agreement is deleted and replaced with the Exhibit A attached hereto.

      2. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions:

            2.1 Lender has received executed originals of this Agreement, a new Revolving Note and such other Loan Documents as Lender requires and each Loan Party has provided such information and satisfied such requirements as Lender reasonably requires.

            2.2   No Default has occurred and is continuing.

            2.3 All representations and warranties in the Loan Agreement are true and correct as of the date of this Agreement.

      3. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

      4. REAFFIRMATION. Each Loan Party reaffirms the representations and warranties in each of the existing Loan Documents and agrees that (a) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (b) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Lender or the indebtedness and obligations represented by the Notes, Guaranties, LC Agreements, Letter of Credit, and other Loan Documents.

      5. EXPENSES. Borrower shall pay all costs, fees and expenses incurred by Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and any other document required to be furnished herewith, including without limitation the charges of Lender's legal counsel.

      6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

      7.    DISCLOSURE.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.


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EACH LOAN PARTY ACKNOWLEDGES RECEIPT OF A COPY OF THIS AGREEMENT.

LITHIA FINANCIAL CORPORATION               LITHIA MOTORS, INC.

By:/s/Jeff DeBoer                          By:/s/Jeff DeBoer

Its: Senior Vice President and CFO         Its: Senior Vice President and CFO
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LITHIA AIRCRAFT, INC.                      U.S. BANK NATIONAL ASSOCIATION

By:/s/Jeff DeBoer                          By: /s/Steven Paladino
      -----------------------------               -----------------------------

Its: Senior Vice President and CFO         Its:
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